Finance of America Companies Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements (In thousands, except share data)	Exhibit 99.2
On July 1, 2023, Finance of America Companies Inc. (the “Company”), and Incenter LLC, (“Incenter”), an indirect subsidiary of the Company, completed the previously announced agreement to sell one hundred percent of (i) the issued and outstanding shares of capital stock of Agents National Title Holding Company (“ANTIC”), a direct subsidiary of Incenter and an indirect subsidiary of the Company, and (ii) the issued and outstanding membership interests of Boston National Holdings LLC (“BNT”), a direct subsidiary of Incenter and an indirect subsidiary of the Company (collectively, the “Incenter Transaction”). The Company has historically included the operations of ANTIC and BNT in its previously reported Lender Services operating segment. The Company previously disclosed its entry into the Securities Purchase Agreement, dated as of February 1, 2023, governing the Incenter Transaction, by and among Essent US Holdings, Inc., Incenter and, for the limited purposes described therein, Finance of America Equity Capital LLC, a Delaware limited liability company and a subsidiary of the Company, in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2023. The unaudited pro forma condensed consolidated financial information giving effect to the Incenter Transaction is filed in this Exhibit 99.2.

The Incenter Transaction constituted a significant disposition for the Company and qualifies for discontinued operations under United States (“U.S.”) generally accepted accounting principles (“GAAP”). As a result, the following unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2023 (Successor), the year ended December 31, 2022 (Successor), the nine months ended December 31, 2021 (Successor), the three months ended March 31, 2021 (Predecessor), and the year ended December 31, 2020 (Predecessor) are presented as if the Incenter Transaction was completed on January 1, 2020. The following unaudited pro forma condensed consolidated statement of financial position as of March 31, 2023 is presented as if the Incenter Transaction was completed on March 31, 2023.

The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements prepared in accordance with U.S. GAAP and are presented based on information currently available. They are intended for informational and illustrative purposes only and are not intended to represent the Company’s financial position or results of operations had the Incenter Transaction and related events occurred on the dates indicated or to project the Company’s financial performance for any future period. The unaudited pro forma condensed consolidated financial statements do not include adjustments to reflect any potential synergies or dis-synergies that may result from the Incenter Transaction. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances and are presented for informational purposes only.

The historical columns in the unaudited pro forma condensed consolidated financial statements reflect the Company’s historical financial statements for the periods presented and do not reflect any adjustments related to the Incenter Transaction and related events.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X, and should be read in conjunction with the following: (i) the accompanying notes to the unaudited pro forma condensed consolidated financial statements; (ii) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022; and (iii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

Finance of America Companies Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements (In thousands, except share data)	Exhibit 99.2

	March 31, 2023
	Finance of America Companies Inc. and Subsidiaries as Reported	Transaction Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
ASSETS
Cash and cash equivalents	$69,313	$94,620	(a)	$163,933
Restricted cash	228,302	—		228,302
Loans held for investment, subject to Home Equity Conversion Mortgage-Backed Securities ("HMBS") related obligations, at fair value	16,623,561	—		16,623,561
Loans held for investment, subject to nonrecourse debt, at fair value	8,374,827	—		8,374,827
Loans held for investment, at fair value	736,968	—		736,968
Loans held for sale, at fair value	77,494	—		77,494
Mortgage servicing rights ("MSR"), at fair value, $988 subject to nonrecourse MSR financing liability	13,713	—		13,713
Fixed assets and leasehold improvements, net	10,610	—		10,610
Intangible assets, net	287,822	—		287,822
Other assets, net	251,929	—		251,929
Assets of discontinued operations	151,450	(121,092)	(b)	30,358
TOTAL ASSETS	$26,825,989	$(26,472)		$26,799,517

LIABILITIES AND EQUITY
HMBS related obligations, at fair value	$16,407,629	$—		$16,407,629
Nonrecourse debt, at fair value	8,032,552	—		8,032,552
Other financing lines of credit	1,113,367	—		1,113,367
Payables and other liabilities	306,717	—		306,717
Notes payable, net (includes amounts due to related parties of $56,580)	408,990	—		408,990
Liabilities of discontinued operations	66,302	(23,659)	(b)	42,643
TOTAL LIABILITIES	26,335,557	(23,659)		26,311,898
Commitments and Contingencies
EQUITY
Class A Common Stock, $0.0001 par value; 6,000,000,000 shares authorized; 89,838,531 shares issued and 85,580,031 shares outstanding	9	—		9
Class B Common Stock, $0.0001 par value; 1,000,000 shares authorized; 15 shares issued and outstanding	—	—		—
Additional paid-in capital	926,910	—		926,910
Accumulated deficit	(631,241)	(2,813)	(c)	(634,054)
Accumulated other comprehensive loss	(209)	—		(209)
Noncontrolling interest	194,963	—		194,963
TOTAL EQUITY	490,432	(2,813)		487,619
TOTAL LIABILITIES AND EQUITY	$26,825,989	$(26,472)		$26,799,517
(a)    Amount relates to the estimated cash consideration to be received for the sale of BNT and ANTIC based on March 31, 2023 tangible net worth and Statutory Accounting Principles (“SAP”) Surplus balances as defined in the Securities Purchase Agreement.
(b)    Amounts attributable to BNT and ANTIC.
(c)    Amount represents the estimated loss on the sale of the BNT and ANTIC entities.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.2

	For the three months ended March 31, 2023
	Successor
	Finance of America Companies Inc. and Subsidiaries as Reported	Transaction Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Loss on sale and other income from loans held for sale, net	$(12,426)	$—		$(12,426)
Net fair value gains on loans and related obligations	176,394	—		176,394
Fee income	6,352	—		6,352
Net interest expense:
Interest income	2,091	—		2,091
Interest expense	(31,556)	—		(31,556)
Net interest expense	(29,465)	—		(29,465)
TOTAL REVENUES	140,855	—		140,855

EXPENSES
Salaries, benefits, and related expenses	40,814	—		40,814
Occupancy, equipment rentals, and other office related expenses	1,909	—		1,909
General and administrative expenses	41,054	—		41,054
TOTAL EXPENSES	83,777	—		83,777
OTHER, NET	936	—		936
NET INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	58,014	—		58,014
Provision for income taxes from continuing operations	2,532	—		2,532
NET INCOME FROM CONTINUING OPERATIONS	55,482	—		55,482
NET LOSS FROM DISCONTINUED OPERATIONS	(40,890)	4,031	(a)	(36,859)
NET INCOME	14,592	4,031		18,623
Net income attributable to noncontrolling interest from continuing operations	36,755	—		36,755
Net loss attributable to noncontrolling interest from discontinued operations	(25,217)	2,703	(a)	(22,514)
NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO CONTROLLING INTEREST	18,727	—		18,727
NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS ATTRIBUTABLE TO CONTROLLING INTEREST	(15,673)	1,328		(14,345)
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	$3,054	$1,328		$4,382

EARNINGS PER SHARE
Basic weighted average shares outstanding	64,016,845			64,016,845
Basic net income per share from continuing operations	$0.29			$0.29
Basic net income per share	$0.05			$0.07
Diluted weighted average shares outstanding	190,301,012			190,301,012
Diluted net income per share from continuing operations	$0.22			$0.22
Diluted net income per share	$0.07			$0.09
(a)    Amounts attributable to BNT and ANTIC.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.2

	For the year ended December 31, 2022
	Successor
	Finance of America Companies Inc. and Subsidiaries as Reported	Transaction Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Gain on sale and other income from loans held for sale, net	$211,018	$—		$211,018
Net fair value gains on loans and related obligations	104,194	—		104,194
Fee income	362,130	(143,718)	(a)	218,412
Net interest expense:
Interest income	47,636	(961)	(a)	46,675
Interest expense	(151,737)	—		(151,737)
Net interest expense	(104,101)	(961)		(105,062)
TOTAL REVENUES	573,241	(144,679)		428,562

EXPENSES
Salaries, benefits, and related expenses	663,325	(57,918)	(a)	605,407
Occupancy, equipment rentals, and other office related expenses	28,389	(1,792)	(a)	26,597
General and administrative expenses	456,901	(94,639)	(a)	362,262
TOTAL EXPENSES	1,148,615	(154,349)		994,266
IMPAIRMENT OF INTANGIBLES AND OTHER ASSETS	(192,509)	—		(192,509)
OTHER, NET	35,831	(3,255)	(a)	32,576
NET LOSS BEFORE INCOME TAXES	(732,052)	6,415		(725,637)
Benefit for income taxes	(16,524)	1,529	(a), (b)	(14,995)
NET LOSS	(715,528)	4,886		(710,642)
Noncontrolling interest	(524,846)	4,673	(a)	(520,173)
NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(190,682)	$213		$(190,469)

EARNINGS PER SHARE
Basic weighted average shares outstanding	62,298,532			62,298,532
Basic net loss per share	$(3.06)			$(3.06)
Diluted weighted average shares outstanding	188,236,513			188,236,513
Diluted net loss per share	$(3.12)			$(3.10)
(a)    Amounts attributable to BNT and ANTIC.
(b) The statutory federal rate is 21%. The actual rate used in the transaction adjustment varies from the statutory federal rate because of both the removal of specific tax provision directly attributable to regarded corporate subsidiaries within BNT and ANTIC of $0.5 million, as well as $2.0 million less tax benefit available at the Company, on a consolidated basis, in this period, resulting from the pro forma adjustment for the nine months ended December 31, 2021. Also, refer to the accompanying notes to the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.2

	For the nine months ended December 31, 2021
	Successor
	Finance of America Companies Inc. and Subsidiaries as Reported	Transaction Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Gain on sale and other income from loans held for sale, net	$564,525	$—		$564,525
Net fair value gains on loans and related obligations	341,750	—		341,750
Fee income	386,065	(194,268)	(a)	191,797
Net interest expense:
Interest income	43,925	(59)	(a)	43,866
Interest expense	(107,694)	—		(107,694)
Net interest expense	(63,769)	(59)		(63,828)
TOTAL REVENUES	1,228,571	(194,327)		1,034,244

EXPENSES
Salaries, benefits, and related expenses	768,105	(57,943)	(a)	710,162
Occupancy, equipment rentals, and other office related expenses	23,389	(1,201)	(a)	22,188
General and administrative expenses	392,262	(100,821)	(a)	291,441
TOTAL EXPENSES	1,183,756	(159,965)		1,023,791
IMPAIRMENT OF GOODWILL AND INTANGIBLE ASSETS	(1,380,630)	—		(1,380,630)
OTHER, NET	14,142	(376)	(a)	13,766
NET LOSS BEFORE INCOME TAXES	(1,321,673)	(34,738)		(1,356,411)
Benefit for income taxes	(20,671)	(5,568)	(a), (b)	(26,239)
NET LOSS	(1,301,002)	(29,170)		(1,330,172)
Noncontrolling interest	(929,202)	(21,223)	(a)	(950,425)
NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(371,800)	$(7,947)		$(379,747)

EARNINGS PER SHARE
Basic weighted average shares outstanding	59,849,638			59,849,638
Basic net loss per share	$(6.21)			$(6.35)
Diluted weighted average shares outstanding	190,597,249			190,597,249
Diluted net loss per share	$(6.52)			$(6.66)
(a)    Amounts attributable to BNT and ANTIC.
(b) The statutory federal rate is 21%. The actual rate used in the transaction adjustment varies from the statutory federal rate because of both the removal of specific tax provision directly attributable to regarded corporate subsidiaries within BNT and ANTIC of $3.6 million, as well as $2.0 million additional tax benefit that would have resulted at the Company, on a consolidated basis, from the removal of flow-through earnings from disregarded subsidiaries within BNT and ANTIC. Also, refer to the accompanying notes to the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands)	Exhibit 99.2

	For the three months ended March 31, 2021
	Predecessor
	Finance of America Companies Inc. and Subsidiaries as Reported	Transaction Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Gain on sale and other income from loans held for sale, net	$291,334	$—		$291,334
Net fair value gains on loans and related obligations	76,663	—		76,663
Fee income	161,371	(58,407)	(a)	102,964
Net interest expense:
Interest income	12,661	(28)	(a)	12,633
Interest expense	(34,366)	—		(34,366)
Net interest expense	(21,705)	(28)		(21,733)
TOTAL REVENUES	507,663	(58,435)		449,228

EXPENSES
Salaries, benefits, and related expenses	238,530	(16,534)	(a)	221,996
Occupancy, equipment rentals, and other office related expenses	7,597	(487)	(a)	7,110
General and administrative expenses	127,187	(29,957)	(a)	97,230
TOTAL EXPENSES	373,314	(46,978)		326,336
OTHER, NET	(8,892)	(934)	(a)	(9,826)
NET INCOME BEFORE INCOME TAXES	125,457	(12,391)		113,066
Provision (benefit) for income taxes	1,137	(1,176)	(a), (b)	(39)
NET INCOME	124,320	(11,215)		113,105
Contingently redeemable noncontrolling interest	4,260	—		4,260
Noncontrolling interest	201	(88)	(a)	113
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	$119,859	$(11,127)		$108,732

(a)    Amounts attributable to BNT and ANTIC.
(b) As the consolidated organization in the Predecessor period operated as a flow-through entity which was not subject to U.S. federal and state income taxes, the tax effect is only the specific taxes directly attributable to regarded corporate subsidiaries within BNT and ANTIC.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands)	Exhibit 99.2

	For the year ended December 31, 2020
	Predecessor
	Finance of America Companies Inc. and Subsidiaries as Reported	Transaction Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Gain on sale and other income from loans held for sale, net	$1,178,995	$—		$1,178,995
Net fair value gains on loans and related obligations	311,698	—		311,698
Fee income	389,869	(129,191)	(a)	260,678
Net interest expense:
Interest income	42,584	(167)	(a)	42,417
Interest expense	(123,001)	16	(a)	(122,985)
Net interest expense	(80,417)	(151)		(80,568)
TOTAL REVENUES	1,800,145	(129,342)		1,670,803

EXPENSES
Salaries, benefits, and related expenses	868,265	(41,610)	(a)	826,655
Occupancy, equipment rentals, and other office related expenses	29,621	(1,877)	(a)	27,744
General and administrative expenses	395,871	(63,664)	(a)	332,207
TOTAL EXPENSES	1,293,757	(107,151)		1,186,606
OTHER, NET	(6,131)	(567)	(a)	(6,698)
NET INCOME BEFORE INCOME TAXES	500,257	(22,758)		477,499
Provision for income taxes	2,344	(2,063)	(a), (b)	281
NET INCOME	497,913	(20,695)		477,218
Contingently redeemable noncontrolling interest	(21,749)	—		(21,749)
Noncontrolling interest	1,274	(964)	(a)	310
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	$518,388	$(19,731)		$498,657

(a)    Amounts attributable to BNT and ANTIC.
(b) As the consolidated organization in the Predecessor period operated as a flow-through entity which was not subject to U.S. federal and state income taxes, the tax effect is only the specific taxes directly attributable to regarded corporate subsidiaries within BNT and ANTIC.

Finance of America Companies Inc. and Subsidiaries Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	Exhibit 99.2
1.Basis of Presentation
The unaudited pro forma condensed consolidated financial statements are based on the historical condensed consolidated financial statements of the Company as adjusted to give effect to the Incenter Transaction. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2023 (Successor), the year ended December 31, 2022 (Successor), the nine months ended December 31, 2021 (Successor), the three months ended March 31, 2021 (Predecessor), and the year ended December 31, 2020 (Predecessor) are presented as if the Incenter Transaction was completed on January 1, 2020. The unaudited pro forma condensed consolidated statement of financial condition as of March 31, 2023 gives effect to the Incenter Transaction as if it were completed on March 31, 2023. The transaction adjustments for the Incenter Transaction consist of those necessary to account for the Incenter Transaction and are based on available information and certain assumptions that management believes are reasonable. Actual future results may be different than what is presented in these unaudited pro forma condensed consolidated financial statements.